[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit 10.1

DEVELOPMENT ADDENDUM TO WAFER SUPPLY AGREEMENT

This development addendum (this “ADDENDUM") supplementing the wafer supply agreement between the Parties effective April 1, 2005 (the “AGREEMENT”) is made and entered into as of September 22, 2013, between:

1)	SEIKO EPSON CORPORATION, a corporation organized and existing under the laws of Japan and having its principal office at 3-5, Owa 3-chome, Suwa-shi, Nagano-ken, 392-8502 Japan ("Epson") and

2)	POWER INTEGRATIONS INTERNATIONAL LTD., a Cayman Islands corporation having a place of business at P.O. Box 219, Strathvale House, North Church Street, George Town, Grand Cayman, Cayman Islands ("PI").

Epson and PI are herein referred to collectively as “Parties” and individually as “Party”.

WHEREAS the Parties desire to develop a semiconductor fabrication process referred to by the parties as the “[*] Process” which shall be based on [*] process and [*] processes (“DEVELOPMENT”),

WHEREAS the Parties have had a commercial relationship pursuant to the AGREEMENT and amendments thereto,

now therefore Epson and PI hereby agree to supplement the AGREEMENT with the mutual covenants contained in this ADDENDUM.

I.	DESIGNATIONS
a) [*] process shall be considered [*] consistent with the terms of the AGREEMENT;
b) [*] processes shall be considered [*] consistent with terms of the AGREEMENT;
c) The fabrication of sample wafers during development of the [*] Process shall be considered consistent with the terms for [*] under the AGREEMENT.

II.	SUMMARY OF THE DEVELOPMENT

a)
The DEVELOPMENT shall consist of three stages with milestone events for each stage as summarized in the Section IV of this ADDENDUM and detailed in a separate mutually agreed to [*] Development Plan. Every time each one of such milestone event is completed to the satisfaction of the Parties, [*] determine whether the DEVELOPMENT shall advance to the next stage or not. [*] shall be entitled to decide not to move on to the next

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

stage of the DEVELOPMENT [*] resulting from the decision not to move on to the next stage. [*] may discontinue the DEVELOPMENT and terminate this ADDENDUM [*] or [*] if [*] the results of the DEVELOPMENT.

b)
Decisions not to move on to the next stage or to discontinue the DEVELOPMENT shall also end the obligations of the Parties to perform the development tasks set forth in Section III of this ADDENDUM. Further, the DEVELOPMENT will be deemed unsuccessful if it is decided not to move on to the next stage or to discontinue the DEVELOPMENT. However, decisions not to move on to the next stage or to discontinue the DEVELOPMENT shall have no impact on the other obligations of the AGREEMENT and its amendments or on the non-disclosure and intellectual property provisions in Sections IX and X of this ADDENDUM.

c)	Notwithstanding the provisions of the preceding two paragraphs, [*] shall not be released from the obligation to [*] in the Section [*] of this ADDENDUM.

d)	Epson will fabricate sample wafers required for the DEVELOPMENT.

e)	A complete set of technical documentation of the [*] Process shall be included in the results of the DEVELOPMENT.

III.	DEVELOPMENT TASKS OF EACH PARTY
Development tasks of each of the Parties in the DEVELOPMENT shall include the following:

a)	Epson: [*] and [*] and [*].

b)	PI: [*] and [*] and [*] and [*].

THE PARTIES ACKNOWLEDGE AND AGREE THAT ALL TECHNICAL INFORMATION DISCLOSED DURING PERFORMANCE OF THE TASKS IN THIS ADDENDUM AND ALL SAMPLE WAFERS DELIVERED UNDER THIS ADDENDUM ARE ON AN “AS IS” BASIS WITHOUT WARRANTY OF ANY KIND. EXCEPT AS EXPRESSLY PROVIDED OTHERWISE HEREIN, NEITHER PARTY MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS, IMPLIED OR STATUTORY, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE, TITLE, AND NON-INFRINGEMENT. FURTHERMORE, NEITHER PARTY MAKES ANY WARRANTY TO THE OTHER PARTY THAT ITS EFFORTS WILL YIELD ANY PARTICULAR RESULT.

IV.	SUMMARY OF THE STAGES UNDER THE DEVELOPMENT

a)	First stage: [*].

b)	Second stage: [*].

c)	Third stage: [*].

V.	RESULTS OF SUCCESSFUL DEVELOPMENT
a)At the completion of the Third Stage, [*] determine whether the DEVELOPMENT was successful or not. Should the DEVELOPMENT be deemed successful, PI shall entrust fabrication of wafers based on the [*] Process with Epson until the cumulative number of wafers fabricated by Epson in mass production exceeds [*] or [*] have passed since commencement of mass production of wafers based on the results of the DEVELOPMENT of [*] Process with Epson,

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

whichever comes earlier (the “Production Exclusive Period”), and until then PI shall not entrust a fabrication of wafers based on a successful DEVELOPMENT of the [*] Process with Epson with any party other than Epson, unless (a) Epson agrees in advance with PI’s entrustment of the fabrication of wafers based on a successful DEVELOPMENT of the [*] Process with Epson to the other party or (b) Epson is unable or unwilling to fulfill PI’s requirements for such wafers.

VI.	DEVELOPMENT FEE
PI shall pay the development fee in three installments as follows to Epson, through Epson Electronics America, Inc.:

a)	First payment: [*] by [*].
b)Second payment: [*] by [*] subject to the condition that [*].
c)Third payment: [*] by [*] subject to the condition that [*].
d)Library Development Fee: [*] by [*] subject to the condition that [*].

Epson shall separately inform PI of a bank account to which the installment payments are to be made. The Parties agree that such payments shall be non-refundable and that in any event Epson shall not be obligated to repay any amount once paid by PI.

The Parties agree that this development fee excludes all customs duties, port dues, and other charges and taxes in connection with the payment of development fee and/or sample wafers and that PI shall bear those, if levied.

VII.	TREATMENT OF SAMPLE WAFERS TO BE DELIVERED BY EPSON

a)	[*] for each sample wafer which PI requests and Epson delivers to PI. [*] for each sample wafer shall be determined by Epson and PI separately.

b)	[*] for sample wafers which PI has not requested, but Epson delivers to PI at [*].

The Parties agree that all customs duties, port dues, and other charges and taxes in connection with delivery of such sample wafer shall be [*], if levied.

VIII.	RESPONSIBILITIES REGARDING THE [*] PROCESS
The following outlines rules regarding responsibility when utilizing the [*] Process in the fabrication and/or mass production of wafers based on the [*] Process.

a)	Epson shall be responsible for any problem arising from its [*] process.

b)	PI shall be responsible for any problem arising from its [*] process and/or its design.

Notwithstanding the provision a) of this paragraph, if PI’s entrusts the fabrication of wafers based on a successful DEVELOPMENT of the [*] Process to any party other than Epson in accordance with Section V, EPSON shall [*] regarding the wafers fabricated by such party using the [*] PROCESS.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IX.	INTELLECTUAL PROPERTY RIGHTS
a)Each Party shall retain and/or obtain any and all intellectual property rights consistent with the terms of the AGREEMENT and designations above.
b)[*] may utilize the [*] Process for ICs for [*] final products distributed under its own brand if [*], provided, however, that, [*] will not sell such ICs to any third party for any other purpose than incorporation into [*]-branded finished products. [*] anticipates that [*] utilization by [*] of the [*] Process to fabricate [*] ICs.

c)
Upon completion of the Production Exclusive Period, PI may entrust the production of wafers using the [*] Process with any entity whatsoever without any liability to Epson and Epson hereby grants PI a [*] license (including license of necessary intellectual property rights), [*], to exploit and use the [*] Process (including, without limitation, the [*] Process and all deliverables set forth in the SOW) in any manner. The Parties further agree that in the event PI entrusts fabrication of wafers based on the [*] Process with any party other than Epson, Epson shall [*] in connection with, [*] such entrustment and/or wafer production, including [*].

X.	NON-DISCLOSURE
The Parties agree that by executing this ADDENDUM, the “Non-Disclosure Agreement” executed by and among Epson, PI and Epson Electronics America, Inc. as of May 30th, 2011 (“NDA”) shall be superseded by the AGREEMENT and any “Confidential Information” disclosed under the “Non-Disclosure Agreement will be covered by the terms of the AGREEMENT.

XI.	TERM
This ADDENDUM shall become effective on the date first above written and shall remain in force until the termination of the AGREEMENT. Sections I, IX, X and XII shall survive termination of this ADDENDUM.

XII.	GOVERNING LAW
This ADDENDUM shall be solely and exclusively governed by, construed and interpreted in accordance with the laws of the State of California, USA, without giving effect to its conflicts of law provisions. Each Party hereby irrevocably agrees and expressly consents to the non-exclusive jurisdiction of, and venue in, the state and federal courts in Santa Clara County, California, for any dispute, difference or controversy arising from or relating to this Agreement. The Parties agree that the United Nations Convention on Contracts for the International Sale of Goods is specifically excluded from, and shall not apply to, this ADDENDUM.

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, the parties hereto have executed this ADDENDUM by authorized representative of the parties:

Seiko Epson Corporation		Power Integrations International LTD.

By:	/s/ Kazuhiro Takenaka	By:	/s/ John Tomlin
Name:	Kazuhiro Takenaka	Name:	John Tomlin
Title:	Deputy COO of Microdevices	Title:	President

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.